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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) June 20, 2002
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              Macquarie Securitisation Limited (ABN 16 003 297 336)
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             (Exact Name of Registrant as Specified in its Charter)


                           New South Wales, Australia
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                 (State or Other Jurisdiction of Incorporation)


          333-62718                                   Not Applicable
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         (Commission File Number)          (I.R.S. Employer Identification No.)


         Level 23, 20 Bond Street, Sydney NSW, 2000, Australia
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         (Address of Principal Executive Offices)                    (Zip Code)


                               (011) 612 8232 4878
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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                         Exhibit Index Located on Page 5

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Item 5.   Other Events.

     On September 27, 2001, pursuant to a registration statement (No. 333-67218), Perpetual Trustees Australia Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the PUMA Global Trust No. 1 (the "Trust"), publicly issued the Class A Mortgage Backed Floating Rate Notes and Class B Mortgage Backed Floating Rate Notes (the "Notes"). A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the quarterly payment date falling on June 20, 2002. In connection with this quarterly payment date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Issuer Trustee and The Bank of New York, New York, as principal paying agent and note trustee.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)  Financial Statements of Business Acquired.

               Not applicable

          (b)  Pro Forma Financial Information.

               Not applicable

          (c)  Exhibits.


          Exhibit

          No.    Document Description
          -----------------------------

          99.6 Quarterly Servicing Report related to June 20, 2002 Quarterly Payment Date




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MACQUARIE SECURITISATION LIMITED
                                      (Registrant)


Dated: June 14, 2002           By: /s/ Philip Jack Richards
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                                  Name: Philip Jack Richards
                                  Title: Principal Financial Director




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


                             INDEX TO EXHIBITS

        Exhibit

        No.      Document Description
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        99.6     Quarterly Servicing Report related to June 20, 2002
                 Quarterly Payment Date












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